			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

"MONTHLY OPERATING REPORT Gregg Appliances, Inc."

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		9/12/2017
Signature of Authorized Individual*		Date

Kevin Kovacs		CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
August 1, 2017 to
(In Thousands)	August 31, 2017

Net Sales	$ -
Cost of Goods Sold	5,106
Gross Profit	(5,106)

Operating Expenses:
Advertising Expense, Net	-
Occupancy Costs	(1,966)
Data Communications	63
Repair and Maintenance	(2)
Company Insurance (Non-Medical)	25
Employee Benefits	(41)
Wage Expense	469
Employee Services	26
Travel and Entertainment	-
Bank Transaction Fees	-
Professional Fees	2,981
Stock Compensation Expense (Benefit), Net	-
Gain/Loss on Early Extinguishment of Debt	-
Depreciation and Amortization	-
Administrative and Sales Expense	(3)
Product Services Expense	300
Bad Debts	28

Total Operating Expenses	1,881

Operating Income	(6,987)

Interest Expense, net	614
Other Income/(Expense)	355

Income Before Taxes	$(7,246)

Income Tax Expense/(Benefit)	-

Net Income	$(7,246)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	8/31/2017

Assets
Cash	$563
Credit Card and Trade Accounts Receivable, Net	5,484
Accounts Receivable - Other	10,718
Merchandise Inventories	-
Prepaid Expenses and Other Assets	14,573
Income Taxes Receivable	70
Total Current Assets	31,408

Property and Equipment, Net	-
Capitalized Financing Fees, Net	2,221
Goodwill	-
Trademarks, Net	-
Other Assets, Net	2,322

Total Assets	35,950

Liabilities and Stockholders' Deficit
Accounts Payable	11,287
Outstanding Customer Deposits, Credits, Refunds	1,560
Unredeemed Gift Card Liability	15
Other Accrued Expenses	2,716
Deferred Tax Liability	—
DIP Loans	6,807

Total Current Liabilities	22,384

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	1,026
Liabilities Subject to Compromise	$194,189

Total Liabilities	217,833

Preferred Stock	—
Common Stock	4
Retained Earnings / (Accumulated Deficit)	(336,434)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	(181,883)

Total Liabilities and Stockholders' Deficit	$35,950

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
August 1, 2017 to
(In Thousands)	August 31, 2017
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$12,657

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	—
Other	—
Net cash used in investing activities	—

Cash flows from financing activities:
Net Borrowings (Repayments) on Line of Credit	(12,595)
(12,595)

Increase/(decrease) in cash and cash equivalents	62

Cash and cash equivalents at beginning of period	501

Cash and cash equivalents at end of period	$563

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of August 1, 2017 to August 31, 2017
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$2,450

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	938169174	Gregg Appliances, Inc.	Operating Account	—	—	8/31/2017	No
1001	Corporate Account	multiple accounts	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	$ -	$ -	8/31/2017	No
1003	Flex Benefits	938168515	Gregg Appliances, Inc.	Flex Benefits Payments	$ -	$ -	8/31/2017	No
1010	RCC Returned Checks	938168127	Gregg Appliances, Inc.	Returned check concentration	$ -	$ -	8/31/2017	No
1013	Ohio Workers Compensation	938168341	Gregg Appliances, Inc.	Ohio Workers Comp Claims	$ -	$ -	8/31/2017	No
1016	Cash Concentration	938169455	Gregg Appliances, Inc.	Cash Dominion	320	320	8/31/2017	No
1042	PayPal	938183472	Gregg Appliances, Inc.	HR Insurance Collections - Leave Associates	$ -	$ -	8/31/2017	No
1050	Payroll	938169802	Gregg Appliances, Inc.	Off Cycle Payroll	$ -	(13.00)	8/31/2017	Yes
1051	Disbursements	938169729	Gregg Appliances, Inc.	Checking	$ -	(115.00)	8/31/2017	No
1055	Restricted - Utilities Escrow	938157500	Gregg Appliances, Inc.	Utility Escrow	372	372	8/31/2017	Yes

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of August 1, 2017 to August 31, 2017
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	1,019	(316)
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	-	-
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	2,088	(550)
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	-	(22)
ICE MILLER LLP	Legal Services	763	(226)
BINGHAM GREENBAUM DOLL LLP	Bankruptcy Services	67	(21)
MALFITANO PARTNERS	Bankruptcy Services	66	(9)
COOLEY LLP	Bankruptcy Services	1,045	(312)
PROVINCE, INC.	Bankruptcy Services	390	(107)

Total		$5,438	$(1,563)

(1) Approved amounts represent the aggregate amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through August 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 8/31/2017

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$406	$48	$229	$409	$(159)	$933
Wages Payable	373	-	-	-	-	373
Taxes Payable (1)	691	1	4	43	204	944
Rent/Leases-Building	-	(38)	11	-	4,613	4,586
Utilities Payable (2)	127	86	105	396	228	943
Insurance Reserves	1,928	-	-	-	-	1,928
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	310	1,071	715	1,913	269	4,277
Amounts Due to Insiders	-	-	-	-	-	-
Outstanding Customer Deposits, Credits, Refunds (1)	1,560	-	-	-	-	1,560
Unredeemed Gift Card Liability (1)	15	-	-	-	-	15
Deferred Rent	-	-	-	-	-	-
LT Deferred Compensation	234	-	-	-	-	234
Other (1)	1,007	-	-	1	36	1,043
Total Post-Petition Debts	$6,651	$1,169	$1,063	$2,761	$5,192	$16,836

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable beginning in June 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of August 1, 2017 to August 31, 2017
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$ -	76.00	(76)	8/11; 8/25	EFT	$ -
FICA - Employee	$ -	19	(19)	8/11; 8/25	EFT	$ -
FICA - Employer	16.00	4	(19)	8/11; 8/25	EFT	1.00
Unemployment	$ -	$ -	$ -	8/11; 8/25	EFT	$ -
Income	$ -					$ -
Total Federal Taxes	16	99	(114)			1

State and Local
Withholding	$ -	4	(4)	8/11; 8/25	EFT	$ -
Sales and Use	(27)	$ -	$ -			(27)
Excise	$ -	$ -	$ -			$ -
Unemployment	$ -	$ -	$ -	8/11; 8/25	EFT	$ -
Real Property	3,502	$ -	$ -			3,502
Personal Property	1,646	$ -	(10)		Applied against business license refunds by State Taxing Authorities	1,635
Other	52	$ -	$ -			52
Total State and Local	5,173	4	(14)			5,163

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of August 31, 2017
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$(301)	$5,911	$5,611.00
+ Amounts billed during the period	-	-	-
- Amounts collected during the period	-	(99)	$(99)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	-	(28)	$(28)
Total Accounts Receivable at the end of the reporting period	$(301)	$5,784	$5,484

As of August 31, 2017
Accounts Receivable Aging

< 90	$ -	(1)	$(1)
91+	(301)	5,785.00	$5,485
Total Accounts Receivable	(301)	5,784	$5,484
Amount Considered Uncollectible	-	-	-
Accounts Receivable, Net	$(301)	$5,784	$5,484

NOTES
(1) Credit Card Receivable Aging has been estimated, as all credit card settlement was turned off in June 2017. Therefore, all balances are at least 60 days old as of 8/31/17.
(2) No reserves have been recorded against credit card receivables.
(3) $10.7M of Accounts Receivable - Other exists at 8/31/2017 for which aging information is not readily available.
(4) The Credit Card Receivables are in a payable position at 8/31/2017 as a result of turning off settlement with credit card companies in June, thereby, owing the credit card companies, specifically Synchrony, for various ongoing adjustments and chargebacks.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.					X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date